Exhibit 10.1

EXCHANGE AND AMENDMENT AGREEMENT

THIS EXCHANGE AND AMENDMENT AGREEMENT (this “Agreement”), is made and entered into as of December 11, 2014 (the “Effective Date”) by and among DARA THERAPEUTICS, INC., a North Carolina corporation (the “Company”), and DARA BIOSCIENCES, INC., a Delaware corporation (“Parent” and, together with Company, “DARA”), on the one hand, and THE GENERAL HOSPITAL CORPORATION D/B/A MASSACHUSETTS GENERAL HOSPITAL, a Massachusetts not-for-profit corporation (“General”), on the other hand.

STATEMENT OF PURPOSE

WHEREAS, General and Company are parties to that certain License Agreement dated as of May 4, 2004, as amended by that certain First Amendment to License Agreement dated as of July 7, 2009 (as amended, the “License Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement);

WHEREAS, pursuant to the License Agreement, General has, among other things, licensed to Company the Patent Rights and, in fulfillment of certain of Company’s obligations under the License Agreement, the Company has, among other things, issued three hundred thirty-three thousand three hundred thirty-four (333,334) shares of its common stock to General (the “Existing Shares”);

WHEREAS, DARA and General desire to (a) exchange the Existing Shares for shares of Parent’s common stock, $0.01 par value per share (“Parent Common Stock”) and warrants to purchase shares of Parent Common Stock, such that after such exchange, Parent shall be the Company’s sole stockholder and (b) further amend the License Agreement, all as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           Exchange of Existing Shares.

(a)           Subject to the terms and conditions set forth in this Agreement, General hereby transfers to DARA the Existing Shares and shall deliver to DARA the stock certificate(s) representing the Existing Shares, and in exchange therefor shall receive from Parent:

(i)             165,000 shares of Parent Common Stock (the “Exchange Stock”);

(ii)            a warrant to purchase 125,000 shares of Parent Common Stock in substantially the form attached hereto as Exhibit A (the “Phase 2b Warrant”); and

(iii)           a warrant to purchase 175,000 shares of Parent Common Stock in substantially the form attached hereto as Exhibit B (the “FDA Approval Warrant” and, together with the Exchange Stock and the Phase 2b Warrant, the “Exchange Securities”).

(b)           From and after the date hereof, the Existing Shares shall be deemed cancelled and are hereby exchanged for, and shall hereafter only represent, the right to receive the Exchange Securities.

(c)           As soon as practicable following DARA’s receipt of General’s original stock certificate representing the Existing Shares, Parent shall deliver to General certificates representing the Exchange Stock, as well as the Phase 2b Warrant and the FDA Approval Warrant.

2.           Amendments to License Agreement.

(a)            Articles 3 and 5 of the License Agreement are hereby deleted.

(b)            Article 6 of the License Agreement is hereby amended and restated in its entirety to read as follows:

“6.1          Except as provided in Section 6.1(a) and (b) below, and as may be required pursuant to Articles 7 and 8 hereof, no further reporting obligations shall exist between the parties.

(a)           With respect to the Phase 2b Warrant, within fifteen (15) days of completion of a the final study report of a clinical trial in which KRN5500 is demonstrated to meet the pre-specified endpoints contained in the final Statistical Analysis Plan with a well-tolerated dose demonstrated to have clinical significance (change in NRS score of > 2) and statistical significance (p < 0.05) over placebo (the “Final Phase 2b Study Report”), DARA shall provide to GENERAL a true and accurate copy of the Final Phase 2b Study Report.  The foregoing notwithstanding, GENERAL shall not make any public disclosure of any information contained in such final study report without the prior written consent of DARA, which consent may be withheld in DARA’s sole and absolute discretion.

(b)           With respect to the FDA Approval Warrant, within fifteen (15) days of the date on which DARA receives the U.S. Food and Drug Administration’s approval for the use of KRN5500 for the parenteral treatment of painful, chronic, chemotherapy-induced peripheral neuropathy that is refractory to conventional analgesics (the “FDA Approval”), DARA shall notify GENERAL in writing of the FDA Approval.”

(c)            Section 9.2 of the License Agreement is hereby amended and restated in its entirety to read as follows:

“9.2          If either party shall fail to faithfully perform any of its obligations under this Agreement, the nondefaulting party may give written notice of the default to the defaulting party.  If the default is not cured within sixty (60) days, the defaulting party is not utilizing diligent and continuous efforts to remedy such default, the notifying party may terminate this Agreement and the license hereunder.”

3.           Release.  General, for itself and its direct and indirect parent companies, members, stockholders, direct and indirect subsidiaries, corporate affiliates, predecessors, successors, assigns, officers, directors, employees and agents (collectively, the “Releasing Parties”), hereby release and forever discharge DARA, including but not limited to its direct and indirect parent companies, stockholders, direct and indirect subsidiaries, corporate affiliates, predecessors, successors, assigns, officers, directors, employees and agents, in their official and unofficial capacities (collectively, the “Released Parties”), from any and all claims, demands, liabilities, damages, causes of action, costs, expenses and compensation of any kind or nature, whatsoever, whether or not suspected or claimed, matured or unmatured, fixed or contingent, which any of the Releasing Parties may now have, could have claimed, have claimed, or may now claim to have, relating to or arising out of either the Existing Shares or the License Agreement.  Without limiting the foregoing, the Releasing Parties agree and acknowledge that the Releasing Parties shall have no further equity, profits, debt or other rights or interests in Company or Parent or any of their affiliates arising out of Section 5 or Section 6 of the License Agreement except as specifically provided for herein.  Additionally, this Section 3 shall not affect any rights to indemnification as they may exist pursuant to Article 8 of the License Agreement as of the date of this Agreement.  Nothing in this Section 3, however, shall be interpreted to release DARA from its obligations under this Agreement.

4.           Representations and Warranties of General.  General hereby represents and warrants to DARA as follows:

(a)           General has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution, delivery and performance by General of this Agreement and the other transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of General.  This Agreement constitutes the valid and binding obligation of General, enforceable against General in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights, or the availability of equitable remedies.

(b)      The execution, delivery and performance by General of this Agreement and the consummation of the transactions contemplated hereby, do not and will not:  (a) violate or conflict with the articles of incorporation, by-laws or other organizational documents of General; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to General.  No consent, approval, waiver or authorization is required to be obtained by General from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by General of this Agreement or the consummation of the transactions contemplated hereby.

(c)      General is the sole owner of the Existing Shares, free and clear of any pledges, liens, security interests, claims or other encumbrances of any kind (other than those arising under applicable securities laws).

(d)      General is an “accredited investor” for purposes of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring the Exchange Securities for its own account for investment and not for the benefit or account of any other person or entity and not with a view to resale or distribution thereof.

(e)      General acknowledges that General is informed as to the business affairs and financial condition of DARA and risks of the transactions contemplated hereby and of ownership of the Exchange Securities and the securities issuable upon exercise of the Phase 2b Warrant and the FDA Approval Warrant (the “Warrant Shares”).  General has acquired sufficient information about DARA to reach an informed and knowledgeable decision to acquire the Exchange Securities.  General, individually and/or together with its professional advisors, has such knowledge and experience in financial business matters that it is capable of evaluating the merits and risks of the transactions contemplated hereby.  General acknowledges that investments in the Exchange Securities and the Warrant Shares involve a high degree of risk, and that General has determined that it is suitable for General to participate in the transactions contemplated hereby.

(f)      General acknowledges that the Exchange Securities and the Warrant Shares have not been registered under the Securities Act or any state or foreign securities laws and that the Exchange Securities and the Warrant Shares may not be sold, transferred, offered for sale, pledged hypothecated or otherwise disposed of unless such transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to the terms of an effective registration statement under the Securities Act and is registered under any applicable state or foreign securities laws or pursuant to an exemption from registration under the Securities Act and any applicable state or foreign securities laws.  General further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Exchange Securities and the Warrant Shares, and on requirements related to DARA which are outside General’s control, and which DARA is under no obligation and may not be able to satisfy.

5.           Representations and Warranties of DARA.  DARA hereby represents and warrants to General as follows:

(a)           DARA has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution, delivery and performance by DARA of this Agreement and the other transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of DARA.  This Agreement constitutes the valid and binding obligation of DARA, enforceable against DARA in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights, or the availability of equitable remedies.

(b)           The execution, delivery and performance by DARA of this Agreement and the consummation of the transactions contemplated hereby, do not and will not:  (a) violate or conflict with the articles of incorporation or certificate of incorporation (as applicable), by-laws or other organizational documents of either Company or Parent; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to DARA.  No consent, approval, waiver or authorization is required to be obtained by DARA from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by DARA of this Agreement or the consummation of the transactions contemplated hereby.

6.           Survival of Representations and Warranties.  All of the representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of any party hereto, and the consummation of the transactions contemplated hereby.

7.           Miscellaneous.

(a)           At any time from time to time the parties shall, without further consideration, execute and deliver or cause to be executed and delivered to the other parties any additional instruments, and shall take such other action as the other parties may reasonably request to carry out, or evidence the consummation of, the transactions contemplated by this Agreement.

(b)           Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(c)           This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, assigns, heirs, estates, executors, administrators and personal representatives.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be transferable or assignable by General (including pursuant to termination, liquidation or dissolution) without the prior written consent of DARA.  Any transfer or assignment made in violation of this Section 7(c) shall be entirely null and void.

(d)           This Agreement may be executed by the parties in multiple counterparts and shall be effective as of the date set forth above when each party shall have executed and delivered a counterpart hereof, whether or not the same counterpart is executed and delivered by each party.  When so executed and delivered, each such counterpart shall be deemed an original and all such counterparts shall be deemed one and the same document.  Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.

(e)           All other terms and conditions of the License Agreement shall remain in full force and effect.

(f)           This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law.

(g)           Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Exchange and Amendment Agreement as of the date first above written.

“Company”

DARA THERAPEUTICS, INC.

By:
Name:
Title:

“Parent”

DARA BIOSCIENCES, INC.

By:
Name:
Title:

“General”

THE GENERAL HOSPITAL CORPORATION D/B/A MASSACHUSETTS GENERAL HOSPITAL

By:
Name:
Title:

EXHIBIT A

Phase 2b Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANT

To Purchase Shares of Common Stock of

DARA BIOSCIENCES, INC.

December ____, 2014	Warrant Number ____

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that The General Hospital Corporation d/b/a Massachusetts General Hospital (“Holder”) is entitled to purchase from DARA BioSciences, Inc., a Delaware corporation (the “Company”), at an initial Exercise Price (as defined below) of $____ per share, One Hundred Twenty-Five Thousand (125,000) shares (the “Aggregate Number”) of Common Stock (as defined below).  The Exercise Price and Aggregate Number are subject to adjustment as set forth in Section 4.

8.           Definitions.

“Aggregate Exercise Price” is defined in Section 3(a).

“Aggregate Number” is defined in the opening paragraph.

 “Business Day” means any day that is not a Saturday, Sunday or any other day on which banks are required or authorized by law to be closed in Raleigh, North Carolina.

“Capital Transaction” means any merger, consolidation, share exchange, recapitalization, reorganization, business combination, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Company or another Person.

“Charter” means the Certificate of Incorporation of the Company, as amended or supplemented.

“Common Stock” means the Common Stock of the Company, $0.01 par value or any other capital stock into which the foregoing is reclassified or reconstituted.

“Company” is defined in the opening paragraph.

“Convertible Securities” means evidences of indebtedness, shares of stock or other securities that, directly or indirectly, are exchangeable for or exercisable or convertible into Common Stock.

“Election to Purchase” is defined in Section 3(a).

“Exercise Amount” is defined in Section 3(a).

“Exercise Price” means the price per share of Common Stock at which shares of Common Stock are purchasable pursuant to this Warrant.

“Expiration Date” means the eighth (8th) anniversary of the date hereof; provided, however, that if the such eighth (8th) anniversary is not a Business Day, then the Expiration Date shall mean the first Business Day following the eighth (8th) anniversary of the date hereof.

“Holder” is defined in the opening paragraph.

“Other Securities” shall mean any stock and other securities of the Company or any other Person which Holder at any time shall be entitled to receive, upon the exercise of this Warrant or pursuant to Section 4, in lieu of or in addition to Common Stock.

“Person” means any individual, corporation, limited liability company, partnership, company, sole proprietorship, joint venture, trust, estate, association, organization, labor union or other entity.

“Phase 2b Trial Completion Date” means the date of the completion of the final study report of a clinical trial in which KRN5500 is demonstrated to meet the pre-specified endpoints contained in the final Statistical Analysis Plan with a well-tolerated dose demonstrated to have clinical significance (change in NRS score of > 2) and statistical significance (p < 0.05) over placebo.

“Stock Combination” is defined in Section 4(a)(ii).

“Stock Dividend” is defined in Section 4(a)(i).

“Stock Subdivision” is defined in Section 4(a)(i).

“Warrant” is defined in the opening paragraph.

“Warrant Shares” means (a) the shares of Common Stock or Other Securities issued or issuable hereunder and, (b) all other shares of the Company’s capital stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any Capital Transaction, or acquired by way of any rights offering or similar offering made in respect of the capital stock referred to in this clause (b) or the foregoing clause (a).

9.             Exchange and Amendment Agreement.  This Warrant is being issued pursuant to that certain Exchange and Amendment Agreement, dated December __, 2014, by and among the Company and DARA Therapeutics, Inc., on the one hand, and the Holder, on the other hand.

10.           Exercise.

(a)           Right to Exercise; Exercise Amount.  The Warrant Shares shall vest upon, and the Holder shall not be entitled to exercise this Warrant with respect to such Warrant Shares until, the Phase 2b Trial Completion Date. Once the Warrant Shares have vested pursuant to this Section 3(a), the Holder may exercise this Warrant in whole or in part at any time and from time to time up until the close of business on the Expiration Date (but not thereafter) by delivering this Warrant to the Company, together with a duly executed Election to Purchase in the form attached hereto as Exhibit A (the “Election to Purchase”), and payment of the Exercise Price for each share to be purchased.  For the avoidance of doubt, if the Expiration Date occurs prior to the Phase 2b Trial Completion Date, this Warrant shall not be exercisable.  The aggregate Exercise Price (the “Aggregate Exercise Price”) to be paid for the shares to be purchased (the “Exercise Amount”) shall equal the product of (i) the Exercise Amount multiplied by (ii) the Exercise Price.

(b)           Payment of Aggregate Exercise Price.  Payment of the Aggregate Exercise Price shall be made to the Company in cash or other immediately available funds or as provided in Section 3(f) or a combination thereof.

(c)           Issuance of Shares of Common Stock.  Upon receipt by the Company of this Warrant accompanied by an Election to Purchase and payment of the Aggregate Exercise Price, Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered.  Upon such surrender of this Warrant and payment of the Aggregate Exercise Price, the Company shall issue and deliver as soon as practicable to, or upon the written order of, Holder (and in such name or names as Holder may designate) a certificate or certificates for the Exercise Amount.

(d)           Fractional Shares.  The Company shall deliver whole shares of Common Stock upon exercise of this Warrant (rounded down to the nearest whole number).

(e)           Partial Exercise.  Following any partial exercise of this Warrant, the Company shall issue to Holder a Warrant in like form for the unexercised portion thereof.

(f)           Cashless Exercise.  In lieu of exercising this Warrant by payment of the Exercise Price in cash for the Warrant Shares in accordance with Section 3(b) hereof, the Holder may if Common Stock is publicly traded at such time, elect to make a cashless exercise of this Warrant by surrendering Warrant Shares with a fair market value equal to Aggregate Exercise Price of the Warrant Shares subject to such exercise, as determined below, by the surrender of this Warrant to the Company (with the notice of exercise form attached hereto as Exhibit A duly executed), at the principal office of the Company.  Thereupon, the Company shall issue to such Holder such whole number of fully paid and nonassessable Warrant Shares as is computed using the following formula (rounded down to the nearest whole number):

X =	Y (A - B)
A

Where

X =	The number of Shares to be issued to the Holder.

Y =	The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

A =	The fair market value of one (1) Share (at the date of such calculation).

B =	The Exercise Price (as adjusted to the date of such calculation).

11.           Adjustments to Exercise Price and Aggregate Number.  The Exercise Price and the Aggregate Number shall be adjusted as provided in this Section 4.  Upon each adjustment of the Exercise Price, the Aggregate Number shall be adjusted by multiplying the Aggregate Number then in effect by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Exercise Price immediately following such adjustment.

(a)           Stock Dividends, Subdivisions and Combinations.  If at any time:

(i)           the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock (a “Stock Dividend”) or by a subdivision or split-up of shares of Common Stock (a “Stock Subdivision”), then, following the record date for the determination of holders of Common Stock entitled to receive such Stock Dividend, or to be affected by such Stock Subdivision, the Exercise Price shall be appropriately decreased so that the Aggregate Number shall be increased in proportion to such increase in outstanding shares.

(ii)           the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock (a “Stock Combination”), then, following the record date to determine shares affected by such Stock Combination, the Exercise Price shall be appropriately increased so that the Aggregate Number shall be decreased in proportion to such decrease in outstanding shares.

(b)           Adjustment Upon Reclassifications, Reorganizations, Consolidations or Mergers.  If, at any time, there shall occur any Capital Transaction, then Holder thereafter shall have the right to receive upon exercise of this Warrant, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon exercise, such stock, securities, cash or other assets which Holder would have been entitled to assuming full exercise of this Warrant immediately prior thereto, at an Exercise Price economically equivalent to the Exercise Price in effect immediately prior thereto.

12.           Reservation of Shares; Validly Issued Shares. The Company will at all times reserve and keep available out of its authorized shares solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of its duly authorized shares of Common Stock, or Other Securities deliverable upon the exercise of this Warrant, as shall be sufficient to enable the Company at any time to fulfill all of its obligations hereunder.  The Company covenants and agrees that the shares of Common Stock or Other Securities which shall be so issuable will, upon issuance, be duly authorized and issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever other than those created by Holder.

13.           Transfers of the Warrant.

(a)   Register.  The Company shall initially record this Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 6(b), thereafter shall transfer this Warrant on such register when this Warrant is:  (i) surrendered for transfer in accordance with the terms hereof, and (ii) properly endorsed and accompanied by appropriate instructions.  Upon any such transfer, a new Warrant or Warrants shall be issued to the transferee and Holder (in the event that this Warrant is only partially transferred) and the surrendered Warrant shall be canceled.

(b)           Transfers.  Subject to the securities law restrictions set forth in the legend on the first page of this Warrant, Holder may at any time freely transfer this Warrant and the Warrant Shares in whole or in part.

14.           Miscellaneous.

(a)           No Voting Rights.  Prior to the exercise of this Warrant, Holder shall not be entitled to any voting or other rights as a stockholder of the Company as a result of being a holder of the Warrant.

(b)           Replacement Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant in like form and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company.

(c)           Delays, Omissions and Indulgences.  No delay or omission to exercise any right, power or remedy accruing to Holder upon any breach or default of the Company hereunder shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(d)           Notices.  Any notice pursuant to this Warrant must be in writing and will be deemed effectively given on the earliest of the date (i) three (3) Business Days after such notice is sent by registered U.S. mail, return receipt requested, (ii) one (1) Business Day after receipt of confirmation if such notice is sent by facsimile, (iii) one (1) Business Day after delivery of such notice into the custody and control of an overnight courier service for next day delivery, (iv) one (1) Business Day after delivery of such notice in person and (v) such notice is received; in each case to the appropriate address below (or to such other address as a Person may designate by notice hereunder):

(A)	if to the Company:

DARA BioSciences, Inc.
8601 Six Forks Road, Suite 160
Raleigh, NC 27615
Attention: Chief Executive Officer
Fax No.: (919) 861-0239

With a copy to:

K&L Gates LLP
4350 Lassiter at North Hills, Suite 300
Raleigh, North Carolina 27609
Attention: D. Scott Coward, Esq.
Fax No.: (919) 516-2028

(B)	If to the Holder hereunder to the address set forth on the corporate records of the Company.

(e)           Successors and Assigns.  This Warrant shall be binding upon and inure to the benefit of the Company and Holder and their respective successors and assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of Holder.

(f)            Amendments and Waivers.  No amendment of any provision of this Warrant will be valid unless the amendment is in writing and signed by Holder and the Company.  No waiver of any provision of this Warrant will be valid unless the waiver is in writing and signed by the waiving party.  The failure of any Person at any time to require performance of any provision of this Warrant will not affect its rights at a later time to enforce such provision.  No waiver by any Person of any breach of this Warrant will be deemed to extend to any other breach hereunder or affect in any way any rights arising by virtue of any other such occurrence.

(g)           Severability.  Any provision of this Warrant that is determined by any court of competent jurisdiction to be invalid or unenforceable will not affect the validity or enforceability of any other provision hereof or the invalid or unenforceable provision in any other situation or in any other jurisdiction. Any provision of this Warrant held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(h)           Governing Law.  This Warrant will be governed by the laws of the State of North Carolina without giving effect to any choice or conflict of law principles of any jurisdiction.

(i)            Entire Agreement.  This Warrant constitutes the entire agreement between the Company and the Holder with respect to the subject matter hereof and thereof and supersede all prior agreements (whether written or oral and whether express or implied) between the Company and the Holder to the extent related to the subject matter hereof and thereof.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

DARA BIOSCIENCES, INC.

By:
Name:
Title:

EXHIBIT A

FORM OF ELECTION TO PURCHASE

To:          DARA BioSciences, Inc.

1.           The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise such Warrant with respect to ________ shares of Common Stock (the “Exercise Amount”) and tenders herewith full payment of the exercise price.  Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

2.           Payment shall take the form of (check the applicable box):

☐          in lawful money of the United States; or

☐          the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 3(f), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 3(f).

3.           Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

(Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

(Address of Record Holder/Transferee)

4.           The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

[SIGNATURE PAGE TO EXCHANGE AND AMENDMENT AGREEMENT]

5.           If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:

(Name of Record Holder/Transferee)

and deliver such warrant to the following address:

(Address of Record Holder/Transferee)

In witness whereof, the undersigned Holder has caused this Election to Purchase to be executed as of this _____ day of __________, ______.

(Name of Holder)

By:
Name:
Title:

EXHIBIT B

FDA Approval Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANT

To Purchase Shares of Common Stock of

DARA BIOSCIENCES, INC.

December __, 2014	Warrant Number ____

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that The General Hospital Corporation d/b/a Massachusetts General Hospital (“Holder”) is entitled to purchase from DARA BioSciences, Inc., a Delaware corporation (the “Company”), at an initial Exercise Price (as defined below) of $___ per share, One Hundred Seventy-Five Thousand (175,000) shares (the “Aggregate Number”) of Common Stock (as defined below).  The Exercise Price and Aggregate Number are subject to adjustment as set forth in Section 4.

15.           Definitions.

“Aggregate Exercise Price” is defined in Section 3(a).

“Aggregate Number” is defined in the opening paragraph.

 “Business Day” means any day that is not a Saturday, Sunday or any other day on which banks are required or authorized by law to be closed in Raleigh, North Carolina.

“Capital Transaction” means any merger, consolidation, share exchange, recapitalization, reorganization, business combination, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Company or another Person.

“Charter” means the Certificate of Incorporation of the Company, as amended or supplemented.

“Common Stock” means the Common Stock of the Company, $0.01 par value or any other capital stock into which the foregoing is reclassified or reconstituted.

“Company” is defined in the opening paragraph.

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“Convertible Securities” means evidences of indebtedness, shares of stock or other securities that, directly or indirectly, are exchangeable for or exercisable or convertible into Common Stock.

“Election to Purchase” is defined in Section 3(a).

“Exercise Amount” is defined in Section 3(a).

“Exercise Price” means the price per share of Common Stock at which shares of Common Stock are purchasable pursuant to this Warrant.

“Expiration Date” means the eighth (8th) anniversary of the date hereof; provided, however, that if the such eighth (8th) anniversary is not a Business Day, then the Expiration Date shall mean the first Business Day following the eighth (8th) anniversary of the date hereof.

“FDA Approval Date” means the date on which the U.S. Food and Drug Administration approves the use of KRN 5500 for the parenteral treatment of painful, chronic, chemotherapy-induced peripheral neuropathy that is refractory to conventional analgesics.

“Holder” is defined in the opening paragraph.

“Other Securities” shall mean any stock and other securities of the Company or any other Person which Holder at any time shall be entitled to receive, upon the exercise of this Warrant or pursuant to Section 4, in lieu of or in addition to Common Stock.

“Person” means any individual, corporation, limited liability company, partnership, company, sole proprietorship, joint venture, trust, estate, association, organization, labor union or other entity.

 “Stock Combination” is defined in Section 4(a)(ii).

“Stock Dividend” is defined in Section 4(a)(i).

“Stock Subdivision” is defined in Section 4(a)(i).

“Warrant” is defined in the opening paragraph.

“Warrant Shares” means (a) the shares of Common Stock or Other Securities issued or issuable hereunder and, (b) all other shares of the Company’s capital stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any Capital Transaction, or acquired by way of any rights offering or similar offering made in respect of the capital stock referred to in this clause (b) or the foregoing clause (a).

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16.           Exchange and Amendment Agreement.  This Warrant is being issued pursuant to that certain Exchange and Amendment Agreement, dated December __, 2014, by and among the Company and DARA Therapeutics, Inc., on the one hand, and the Holder, on the other hand.

17.           Exercise.

(a)            Right to Exercise; Exercise Amount.  The Warrant Shares shall vest upon, and the Holder shall not be entitled to exercise this Warrant with respect to such Warrant Shares until, the FDA Approval Date. Once the Warrant Shares have vested pursuant to this Section 3(a), the Holder may exercise this Warrant in whole or in part at any time and from time to time up until the close of business on the Expiration Date (but not thereafter) by delivering this Warrant to the Company, together with a duly executed Election to Purchase in the form attached hereto as Exhibit A (the “Election to Purchase”), and payment of the Exercise Price for each share to be purchased.  For the avoidance of doubt, if the Expiration Date occurs prior to the FDA Approval Date, this Warrant shall not be exercisable.  The aggregate Exercise Price (the “Aggregate Exercise Price”) to be paid for the shares to be purchased (the “Exercise Amount”) shall equal the product of (i) the Exercise Amount multiplied by (ii) the Exercise Price.

(b)           Payment of Aggregate Exercise Price.  Payment of the Aggregate Exercise Price shall be made to the Company in cash or other immediately available funds or as provided in Section 3(f) or a combination thereof.

(c)            Issuance of Shares of Common Stock.  Upon receipt by the Company of this Warrant accompanied by an Election to Purchase and payment of the Aggregate Exercise Price, Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered.  Upon such surrender of this Warrant and payment of the Aggregate Exercise Price, the Company shall issue and deliver as soon as practicable to, or upon the written order of, Holder (and in such name or names as Holder may designate) a certificate or certificates for the Exercise Amount.

(d)           Fractional Shares.  The Company shall deliver whole shares of Common Stock upon exercise of this Warrant (rounded down to the nearest whole number).

(e)            Partial Exercise.  Following any partial exercise of this Warrant, the Company shall issue to Holder a Warrant in like form for the unexercised portion thereof.

(f)            Cashless Exercise.  In lieu of exercising this Warrant by payment of the Exercise Price in cash for the Warrant Shares in accordance with Section 3(b) hereof, the Holder may if Common Stock is publicly traded at such time, elect to make a cashless exercise of this Warrant by surrendering Warrant Shares with a fair market value equal to Aggregate Exercise Price of the Warrant Shares subject to such exercise, as determined below, by the surrender of this Warrant to the Company (with the notice of exercise form attached hereto as Exhibit A duly executed), at the principal office of the Company.  Thereupon, the Company shall issue to such Holder such whole number of fully paid and nonassessable Warrant Shares as is computed using the following formula (rounded down to the nearest whole number):

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X =	Y (A - B)
A

Where

X =	The number of Shares to be issued to the Holder.

Y =	The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

A =	The fair market value of one (1) Share (at the date of such calculation).

B =	The Exercise Price (as adjusted to the date of such calculation).

18.           Adjustments to Exercise Price and Aggregate Number.  The Exercise Price and the Aggregate Number shall be adjusted as provided in this Section 4.  Upon each adjustment of the Exercise Price, the Aggregate Number shall be adjusted by multiplying the Aggregate Number then in effect by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Exercise Price immediately following such adjustment.

(a)           Stock Dividends, Subdivisions and Combinations.  If at any time:

(i)             the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock (a “Stock Dividend”) or by a subdivision or split-up of shares of Common Stock (a “Stock Subdivision”), then, following the record date for the determination of holders of Common Stock entitled to receive such Stock Dividend, or to be affected by such Stock Subdivision, the Exercise Price shall be appropriately decreased so that the Aggregate Number shall be increased in proportion to such increase in outstanding shares.

(ii)            the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock (a “Stock Combination”), then, following the record date to determine shares affected by such Stock Combination, the Exercise Price shall be appropriately increased so that the Aggregate Number shall be decreased in proportion to such decrease in outstanding shares.

(b)           Adjustment Upon Reclassifications, Reorganizations, Consolidations or Mergers.  If, at any time, there shall occur any Capital Transaction, then Holder thereafter shall have the right to receive upon exercise of this Warrant, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon exercise, such stock, securities, cash or other assets which Holder would have been entitled to assuming full exercise of this Warrant immediately prior thereto, at an Exercise Price economically equivalent to the Exercise Price in effect immediately prior thereto.

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19.           Reservation of Shares; Validly Issued Shares. The Company will at all times reserve and keep available out of its authorized shares solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of its duly authorized shares of Common Stock, or Other Securities deliverable upon the exercise of this Warrant, as shall be sufficient to enable the Company at any time to fulfill all of its obligations hereunder.  The Company covenants and agrees that the shares of Common Stock or Other Securities which shall be so issuable will, upon issuance, be duly authorized and issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever other than those created by Holder.

20.           Transfers of the Warrant.

(a)   Register.  The Company shall initially record this Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 6(b), thereafter shall transfer this Warrant on such register when this Warrant is:  (i) surrendered for transfer in accordance with the terms hereof, and (ii) properly endorsed and accompanied by appropriate instructions.  Upon any such transfer, a new Warrant or Warrants shall be issued to the transferee and Holder (in the event that this Warrant is only partially transferred) and the surrendered Warrant shall be canceled.

(b)           Transfers.  Subject to the securities law restrictions set forth in the legend on the first page of this Warrant, Holder may at any time freely transfer this Warrant and the Warrant Shares in whole or in part.

21.           Miscellaneous.

(a)           No Voting Rights.  Prior to the exercise of this Warrant, Holder shall not be entitled to any voting or other rights as a stockholder of the Company as a result of being a holder of the Warrant.

(b)           Replacement Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant in like form and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company.

(c)           Delays, Omissions and Indulgences.  No delay or omission to exercise any right, power or remedy accruing to Holder upon any breach or default of the Company hereunder shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(d)           Notices.  Any notice pursuant to this Warrant must be in writing and will be deemed effectively given on the earliest of the date (i) three (3) Business Days after such notice is sent by registered U.S. mail, return receipt requested, (ii) one (1) Business Day after receipt of confirmation if such notice is sent by facsimile, (iii) one (1) Business Day after delivery of such notice into the custody and control of an overnight courier service for next day delivery, (iv) one (1) Business Day after delivery of such notice in person and (v) such notice is received; in each case to the appropriate address below (or to such other address as a Person may designate by notice hereunder):

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(A)	if to the Company:

DARA BioSciences, Inc.
8601 Six Forks Road, Suite 160
Raleigh, NC 27615
Attention: Chief Executive Officer
Fax No.: (919) 861-0239

With a copy to:

K&L Gates LLP
4350 Lassiter at North Hills, Suite 300
Raleigh, North Carolina 27609
Attention: D. Scott Coward, Esq.
Fax No.: (919) 516-2028

(B)	If to the Holder hereunder to the address set forth on the corporate records of the Company.

(e)           Successors and Assigns.  This Warrant shall be binding upon and inure to the benefit of the Company and Holder and their respective successors and assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of Holder.

(f)           Amendments and Waivers.  No amendment of any provision of this Warrant will be valid unless the amendment is in writing and signed by Holder and the Company.  No waiver of any provision of this Warrant will be valid unless the waiver is in writing and signed by the waiving party.  The failure of any Person at any time to require performance of any provision of this Warrant will not affect its rights at a later time to enforce such provision.  No waiver by any Person of any breach of this Warrant will be deemed to extend to any other breach hereunder or affect in any way any rights arising by virtue of any other such occurrence.

(g)           Severability.  Any provision of this Warrant that is determined by any court of competent jurisdiction to be invalid or unenforceable will not affect the validity or enforceability of any other provision hereof or the invalid or unenforceable provision in any other situation or in any other jurisdiction. Any provision of this Warrant held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(h)           Governing Law.  This Warrant will be governed by the laws of the State of North Carolina without giving effect to any choice or conflict of law principles of any jurisdiction.

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(i)           Entire Agreement.  This Warrant constitutes the entire agreement between the Company and the Holder with respect to the subject matter hereof and thereof and supersede all prior agreements (whether written or oral and whether express or implied) between the Company and the Holder to the extent related to the subject matter hereof and thereof.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

DARA BIOSCIENCES, INC.

By:
Name:
Title:

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EXHIBIT A

FORM OF ELECTION TO PURCHASE

To:           DARA BioSciences, Inc.

1.           The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise such Warrant with respect to ________ shares of Common Stock (the “Exercise Amount”) and tenders herewith full payment of the exercise price.  Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

2.           Payment shall take the form of (check the applicable box):

☐          in lawful money of the United States; or

☐          the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 3(f), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 3(f).

3.           Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

(Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

(Address of Record Holder/Transferee)

4.           The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

5.           If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:

(Name of Record Holder/Transferee)

and deliver such warrant to the following address:

(Address of Record Holder/Transferee)

In witness whereof, the undersigned Holder has caused this Election to Purchase to be executed as of this _____ day of __________, ______.

(Name of Holder)

By:
Name:
Title:

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